Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.5694%



        Excess Protection Level
          3 Month Average   5.60%
          October, 1998   6.04%
          September, 1998   4.42%
          August, 1998   6.35%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.91%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,431,640,609.22